MainStay ICAP Equity Fund	Summary Prospectus February 28, 2012
Class/Ticker	A ICAUX C ICAVX I ICAEX R1 ICAWX R2 ICAYX R3 ICAZX Investor ICANX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2012, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks a superior total return with only a moderate degree of risk.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 91 of the Prospectus and in the "Alternative Sales Arrangements" section on page 104 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets) [2]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.41%	0.13%	0.41%	0.13%	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses[3]	1.46%	1.18%	2.21%	0.93%	1.03%	1.28%	1.53%
Waivers / Reimbursements[3]	0.00%	0.00%	0.00%	(0.03)%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[3]	1.46%	1.18%	2.21%	0.90%	1.03%	1.28%	1.53%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.80% on assets up to $5 billion; and 0.775% on assets in excess of $5 billion.

3. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Investor	Class A	Class C		Class I	Class R1	Class R2	Class R3
	Class		Assuming no redemption	Assuming redemption at end of period
1 Year	$ 690	$ 664	$ 224	$ 324	$ 92	$ 105	$ 130	$ 156
3 Years	$ 986	$ 904	$ 691	$ 691	$ 293	$ 328	$ 406	$ 483
5 Years	$ 1,304	$ 1,163	$ 1,185	$ 1,185	$ 512	$ 569	$ 702	$ 834
10 Years	$ 2,200	$ 1,903	$ 2,544	$ 2,544	$ 1,140	$ 1,259	$ 1,545	$ 1,824

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in

(NYLIM) NL005 MSICE01-02/12

annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $3 billion. The Fund seeks to achieve a total return greater than the Russell 1000® Value Index over longer periods of time and indices comprised of value-oriented stocks over shorter periods of time.

The Fund typically holds between 40 and 50 securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks and other equity securities. Other equity securities may include American Depositary Receipts, warrants, real estate investment trusts ("REITs"), preferred stocks and other securities convertible or exchangeable into common stock. The Fund intends to be virtually fully invested in equity securities at all times.

Investment Process: Institutional Capital LLC’s (“ICAP” or “Subadvisor”) investment process involves the following key components: Identify Best Values – ICAP identifies stocks that it believes offer the best values and seeks to avoid companies that are exhibiting excessive deterioration in earnings trends. ICAP also considers the dividend yield as a component of total returns when evaluating the attractiveness of a security; Identify Catalysts – ICAP focuses on what it believes the key investment variables (catalysts) are that could potentially impact the security's market value. These catalysts are primarily company-specific, such as a new product, restructuring or a change in management, but occasionally the catalyst can be thematic - dependent on macroeconomic or industry trends; Portfolio Construction – After a review of stock recommendations, ICAP's portfolio management team determines whether or not to add the stock to the portfolio or to monitor it for future purchase.

ICAP continuously monitors each security and evaluates whether to eliminate it when its price target is achieved, the catalyst becomes inoperative or another stock offers a greater opportunity.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund's shares.

Management Risk: The investment strategies, practices and risk analysis used by the Fund's Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets, as well as political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Value Index as its primary benchmark as a replacement of the Standard & Poor's 500® Index ("S&P 500® Index") but has retained the S&P 500® Index as its secondary benchmark. The Fund selected the Russell 1000® Value Index as its primary benchmark because it believes that this index is more reflective of its current investment style. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund has selected the S&P 500® Index as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1, R2 and R3 shares, first offered September 1, 2006, include the historical performance of Class I shares through August 31, 2006. Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008. Performance for newer share classes is adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2002-2011)

Best Quarter
3Q/09	16.29%
Worst Quarter
4Q/08	-22.43%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Return Before Taxes
Investor Class	-5.74%	-1.95%	2.57%
Class A	-5.48%	-1.80%	2.65%
Class C	-2.02%	-1.59%	2.37%
Class I	0.29%	-0.35%	3.53%
Class R1	0.20%	-0.45%	3.43%
Class R2	-0.08%	-0.71%	3.17%
Class R3	-0.36%	-0.96%	2.91%
Return After Taxes on Distributions
Class I	0.10%	-1.04%	2.56%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	0.44%	-0.39%	2.83%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)	0.39%	-2.64%	3.89%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	2.11%	-0.25%	2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Institutional Capital LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Institutional Capital LLC	Jerrold K. Senser, Chief Executive Officer & Chief Investment Officer	Since 1994
	Thomas R. Wenzel, Senior Executive Vice President & Director of Research	Since 1994
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies for investments in Investor Class and Class C shares. However, for Investor Class and Class C shares investing through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 97 of the Prospectus.